Acquisition (Details) - Schedule of number of shares of common stock issued	12 Months Ended
Dec. 31, 2021 USD ($) shares
Schedule of number of shares of common stock issued [Abstract]
Common stock, outstanding prior to the Business Combination	34,500,000
Less: Redemption of D8 shares (in Dollars) | $	$ (26,745,028)
D8 Public Shares	7,754,972
D8 Sponsor Shares	8,625,000
Shares issued in PIPE financing	14,200,000
Business combination and PIPE financing shares	30,579,972
Legacy Vicarious Surgical shares	88,042,340 [1]
Total shares of common stock immediately after Business Combination	118,622,312

[1]	The number of Legacy Vicarious Surgical shares was determined from the shares of Legacy Vicarious Surgical shares outstanding immediately prior to the closing of the business combination converted at the Exchange Ratio of 3.29831. All fractional shares were rounded down.